UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 16, 2009, a special meeting (the “Special Meeting”) of the stockholders of Commerce Energy Group, Inc. (the “Corporation”) was held to consider and vote upon a proposal to adopt the Plan of Liquidation (the “Plan of Liquidation”) set forth on Annex A to the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on June 4, 2009 (the “Proxy Statement”) and to consider and vote upon a proposal to adjourn or postpone the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there were insufficient votes at the time of such adjournment or postponement to adopt the Plan of Liquidation.

At the time the Special Meeting was called to order on July 16, 2009, there was less than a majority of the Corporation’s outstanding shares of common stock, par value $0.001 per share, present in person or by proxy at the Special Meeting.  Without the required quorum, no business could be transacted at the Special Meeting and the Special Meeting was adjourned without a vote upon either the proposal to adopt the Plan of Liquidation or the proposal to adjourn or postpone the Special Meeting to a later date or time.

Following the conclusion of the Special Meeting, the Corporation’s sole director and sole remaining executive officer asked the Corporation’s registered agent in the State of Delaware to resign without designating a replacement.  This action was consistent with the Corporation’s previous disclosures as set forth in the Proxy Statement as to what actions the Corporation intended to take if the Corporation’s stockholders did not vote to adopt the Plan of Liquidation at the Special Meeting.

Accordingly, on August 4, 2009, the Corporation’s registered agent in the state of Delaware resigned without designating a replacement.  As a result, pursuant to the Delaware General Corporation Law, the Corporation’s charter will be forfeited 30 days after such date.  Following the effectiveness of the forfeiture of the Corporation’s charter, with the exception of the activities noted in the next sentence, the Corporation will suspend all business activities.  Pursuant to the Delaware General Corporation Law, the Corporation shall be continued for three years after the effectiveness of the forfeiture, or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against the Corporation, and enabling the Corporation to gradually settle and close its business, dispose of and convey its property, discharge its liabilities and distribute its remaining assets, but not for the purpose of continuing the business for which it was organized or any other business.  Any legal action commenced by or against the Corporation during this three-year period will not terminate by reason of the expiration of such period.

In addition, the Corporation anticipates that its sole remaining director and sole remaining executive officer will resign within 30 days of August 4, 2009, as each previously indicated he intended to do if the Corporation’s stockholders did not vote to adopt the Plan of Liquidation at the Special Meeting.

As noted in the Proxy Statement, following the filing of this Current Report on Form 8-K with the Commission, the Corporation will cease filing reports with the Commission under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: August 10, 2009	By:	/s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Chief Financial Officer